As filed with the Securities and Exchange Commission on May 5, 2000.

                                                               File No. 33-00226
                                                               File No. 811-4404


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                           Pre-Effective Amendment No. ___         [ ]

                           Post-Effective Amendment No. 27         [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                           Amendment No. 29                        [X]



                         WEISS, PECK & GREER FUNDS TRUST
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                   Registrant's Telephone Number: 800-223-3332


                     RONALD M. HOFFNER, WEISS, PECK & GREER
                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  --------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485
___ on May 1, 2000 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on ___________ pursuant to paragraph (a)(1) of Rule 485
_X_ 75 days after filing pursuant to paragraph (a)(2) of Rule 485 ___ on ___________ pursuant to paragraph (a)(2) of Rule 485

The information in this prospectus is not complete and may be changed. The fund may not sell these securities until the registration statement, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.





                    SUBJECT TO COMPLETION: DATED MAY 5, 2000



                               WEISS, PECK & GREER


                                  MUTUAL FUNDS

                                   Prospectus
                                __________, 2000


                                WPG EuroNet Fund


                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332


                   The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                    CONTENTS


                                                                            PAGE
                                                                            ----

         Risk/Return Summary....................................................

         More About the Fund's Investments and Risks............................

         Management of the Fund.................................................

         How to Buy Shares......................................................

         How to Exchange Shares.................................................

         How to Redeem Shares...................................................

         Other Shareholder Service Information..................................

         Share Price and Other Shareholder Information..........................

         Dividends, Distributions and Taxes.....................................

         For More Information.........................................Back Cover



ABOUT THE INVESTMENT ADVISER

Weiss, Peck & Greer, L.L.C. (WPG) serves as the fund's investment adviser. Robeco Institutional Asset Management US Inc. (RIAM) serves as the fund's investment subadviser. WPG and RIAM are headquartered in New York and are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company (Robeco). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of the date of this prospectus, Robeco, through its investment management subsidiaries, had approximately $110 billion in assets under management, including approximately $18 billion managed directly by WPG. WPG, which has over 30 years experience as an investment adviser to institutional and individual clients, is a member firm of the New York Stock Exchange.

A WORD ABOUT RISK

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

RISK/RETURN SUMMARY                                             WPG EURONET FUND


INVESTMENT GOAL
Long-term capital growth.


PRINCIPAL INVESTMENTS
Equity securities of European Companies engaged in Internet-related businesses.

The fund invests at least 65% of assets in non-U.S. dollar denominated and U.S. dollar denominated common stocks and other equity securities of European Companies engaged in Internet-related businesses.

The fund invests primarily in securities of companies domiciled in developed European countries. However, the fund may also invest to a lesser extent in securities of European Companies domiciled in Eastern European countries or emerging European markets. The fund also may purchase forward foreign currency contracts in European currencies in connection with its investments.

PRINCIPAL STRATEGIES
The fund uses a "growth" strategy to identify investments in European Companies engaged in Internet-related businesses that the adviser and the subadviser (together, the "advisers") believe offer opportunity for significant growth of revenue or earnings. The advisers seek to buy securities of companies that they believe are, or have the potential to be, market leaders in their particular Internet-related business segment. In making this determination, the advisers use quantitative and qualitative analysis to examine key growth characteristics for the company. The advisers also consider scale, market share and momentum in the selection and timing of securities for the fund's portfolio. When possible, the advisers will use market corrections as an opportunity to buy growth-oriented securities at a relatively low price. The advisers may sell securities of a company whose growth characteristics have become less favorable, or which loses its market leadership potential because of a change in the competitive landscape.




PERFORMANCE
Because the fund is newly organized, it has no performance record as of the date of this prospectus. The fund's performance will vary from year to year. The fund's past performance does not necessarily indicate how the fund will perform in the future.



EUROPEAN COMPANIES: A "European Company" is any company that (i) is organized and has a principal business office in a European country; (ii) derives at least 50% of its total revenue from business transacted in Europe; or (iii) has equity securities that trade principally on a stock exchange in Europe.

INTERNET-RELATED BUSINESSES: The Internet is a world-wide network of computers through which users can share information and communicate electronically. Internet-related businesses are businesses that provide products or services designed for, or related to, the Internet. These businesses may include research, design, development, manufacturing, or distribution of Internet-related products or services.

The advisers select stocks for inclusion in two distinct portions of the fund's portfolio -- "core" holdings and "tilt" holdings. The fund's portfolio consists primarily of core holdings, which are securities of Internet-related businesses that exhibit strong fundamental characteristics. The advisers select core holdings with a 2-3 year investment horizon. Tilt holdings represent a smaller portion of the fund's portfolio and consist of Internet-related businesses with a shorter investment horizon, seeking to capture higher performance for the fund based on momentum trading and a company's short-term fundamentals and quantitative characteristics.

There is no limit on the size of the companies in which the fund may invest. These companies often will be small or micro capitalization companies in the early stages of development. The fund may invest without limit in initial public offerings ("IPOs").

Although the fund will primarily use a growth strategy, the advisers may, to a limited extent, use traditional valuation methodology as a means of identifying undervalued Internet opportunities for the fund.

RISK/RETURN SUMMARY                                             WPG EURONET FUND


PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

-- Stock prices, including those in European stock markets, go down in response to general economic conditions or specific events.
-- European stocks, Internet stocks, growth stocks and/or small or micro cap stocks fall out of favor with investors.
-- Companies in which the fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the fund to be less liquid, will reduce the fund's net asset value.
-- The advisers' judgment about the growth potential of one or more stock(s) selected for the fund's portfolio, or the timing of buy or sell decision, or the attractiveness of a particular currency or foreign market prove to be wrong.


SPECIAL RISKS

In addition to the risks described above, the fund is subject to special risks. These risks include:


EUROPEAN INVESTMENTS. Investing in European Companies involves unique risks compared to investing in securities of U.S. companies. Less information about some European Companies or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many European securities markets are smaller, less liquid and more volatile than the U.S. securities markets. In a changing market, the advisers may not be able to sell the fund's portfolio securities in reasonable amounts and at reasonable prices. The economies of European countries may grow at slower than expected rates or suffer a downturn or recession. The U.S. dollar may appreciate against European currencies or European countries may impose restrictions on currency conversion or trading. Economic and Monetary Union (EMU) and the introduction of a single European currency may increase the volatility of European markets. In addition, you could lose money as a result of adverse changes in foreign currency exchange rates relative to the fund's foreign currency exposure. The risk of loss may be increased to the extent the fund uses currency derivative contracts. In addition, these investments may be subject to withholding and other foreign taxes that may decrease the fund's return.

EASTERN EUROPEAN AND EMERGING MARKETS INVESTMENTS. The risks of investing in securities of European Companies are more pronounced to the extent the companies are domiciled or the securities trade in Eastern European countries or emerging European markets, which are more likely to be adversely affected by political, economic or social developments.


INDUSTRY/SECTOR RISK. The fund will invest primarily in European Companies engaged in Internet-related businesses. Therefore, the value of the fund's shares will be especially susceptible to the risks of companies engaged in Internet-related businesses. These risks include heightened government regulation, intense competition, rapidly changing technology and demand for technology, industry consolidation, and unusually high risk of product obsolescence. Many Internet-related businesses have not yet achieved profitability and may not achieve profitability in the future. Because of these risks, prices of securities of companies in Internet-related businesses tend to be more volatile than prices of securities of other technology companies, and substantially more volatile than prices of securities of companies in other industries. Accordingly, the value of the fund's shares may be substantially more volatile than those of funds that are not concentrated in Internet-related businesses.

MICRO CAP AND SMALL CAP STOCK RISK. Compared to large or medium capitalization companies, prices of securities of micro and small capitalization companies tend to be more sensitive to changes in the economy, earnings results and investor expectations. These companies are in the early stages of development and have limited product lines and capital resources. Therefore, their stocks tend to be less liquid and more difficult to value and experience sharper swings in market values. This could result in greater losses to the fund.

WHO MAY WANT TO INVEST
The fund may be appropriate if you:

--   Are seeking long-term growth of capital
--   Are willing to accept a high level of volatility and risk
-- Are seeking to diversify your portfolio by investing in a specialized portfolio of European Internet stocks


WHO MAY NOT WANT TO INVEST
        ---
The fund may not be appropriate if you:

--   Are pursuing a short-term investment goal
--   Want stability of principal
-- Are uncomfortable with the high risk and price volatility of European Internet stocks

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                INSTITUTIONAL           RETAIL
                                                    CLASS                CLASS
SHAREHOLDER FEES
(paid directly from your investment)
         Sales Charge                                None                None
         Redemption Fee (as a
         percentage of amount                        2.00%               2.00%
         redeemed)(1)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)
         Management fee                              1.50%               1.50%
         12b-1 distribution fees                     None                0.25%
         Other expenses(2)                           1.87%               1.87%
         Total operating expenses                    3.37%               3.62%
                                                    -----               -----
         Less:  Fee Waiver(3)                       (0.37%)             (0.37%)
         Net annual operating expenses               3.00%               3.25%
                                                    =====               =====

-----------------
(1) The fund imposes a redemption fee on any shares redeemed within 6 months after the date on which the shares were purchased. Unless otherwise specified by the shareholder, the fund assumes that shares that have been held by the shareholder the longest are redeemed first.
(2)  Other expenses are based on estimated amounts for the current fiscal year.
(3) The adviser has agreed to cap the fund's operating expenses. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.



EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.



                                                NUMBER OF YEARS YOU
                                                  OWN YOUR SHARES

                                               1 YEAR         3 YEARS
                                               ------         -------

Institutional Class:                            $308            $940

Retail Class:                                   $333          $1,016

The example assumes:

--   You invest $10,000 for the periods shown.
--   You reinvest all distributions and dividends without a sales charge.
-- The fund's operating expenses have been capped by the adviser and remain the same.
--   Your investment has a 5% return each year.
--   You redeemed at the end of each period.(1)

MORE ABOUT THE FUND'S INVESTMENTS AND RISKS

The Risk/Return Summary describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain portfolio management techniques that the fund may use. More information about the fund's investments and portfolio management techniques, which entail additional risks, is included in the fund's statement of additional information (SAI).

EQUITY INVESTMENTS
     The fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

FOREIGN SECURITIES
     The Fund invests primarily in securities denominated in foreign currencies. Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. In Europe, Economic and Monetary Union (EMU) and the transition to a single currency began in 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of the fund's European securities and present valuation problems.

FIXED INCOME INVESTMENTS
     The fund may invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

     The Fund may invest in debt securities of any credit rating, including those rated below investment grade by a ratings organization, or if unrated, of comparable quality. These bonds, commonly known as "junk bonds," are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid. The credit quality of securities held in the fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the fund treats the security as being rated in the higher rating category.

SECURITIES LENDING
     The fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 33 1/3% of the value of the fund's total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

DERIVATIVE CONTRACTS
     The fund may, but need not, use derivative contracts for any of the following purposes:

     -- To hedge against adverse changes caused by changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought; and
     --   As a substitute for buying or selling currencies or securities.

     The Fund does not currently intend to use derivative contracts to enhance return in non-hedging situations. Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

TEMPORARY INVESTMENTS
     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

PORTFOLIO TURNOVER
     The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the fund's performance.

INVESTMENT GOAL
     The fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of trustees. If there is a change in the fund's investment goal, you should consider whether the fund remains an appropriate investment.

MANAGEMENT OF THE FUND

THE ADVISER AND SUBADVISER
     Weiss, Peck & Greer, L.L.C. serves as the fund's investment adviser. Robeco Institutional Asset Management US Inc. (RIAM) serves as the fund's investment subadviser. WPG and RIAM are headquartered at One New York Plaza, New York, New York 10004, and are subsidiaries of Robeco, a Dutch public limited liability company. Founded in 1929, Robeco is one of the world's oldest asset management organizations.

     Subject to the general supervision of the fund's boards of trustees, WPG oversees the fund's operations. WPG and RIAM are jointly responsible for the selection and management of all portfolio investments in accordance with the fund's investment objective and policies.

THE PORTFOLIO MANAGERS

THE PORTFOLIO MANAGERS ARE
PRIMARILY RESPONSIBLE FOR
THE DAY-TO-DAY OPERATION
OF THE FUND.

     The co-portfolio managers of the fund are Laurence Zuriff, of WPG, and Arjen J.W. Jongma, of RIAM. Mr. Zuriff has been a managing director of WPG since 1999. Prior thereto, Mr. Zuriff was a vice president of York Capital Management and a growth equity analyst at Granite Capital. Mr. Jongma has been a portfolio manager of RIAM since 2000 and has been employed by RIAM's parent company, Robeco, since 1993, most recently as the head of Robeco's European small and mid-cap team.

MANAGEMENT FEES PAID BY THE FUND
     The fund pays management fees at the rate of 1.50% of average daily net assets. The adviser has agreed to reduce the fund's management fee to the extent necessary to limit total expenses for Institutional Class shares to 3.00% of average daily net assets. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.

ADMINISTRATION AND SERVICE

RETAIL CLASS ONLY
     The fund has adopted a Rule 12b-1 plan for its Retail Class shares. Under the plan, the fund pays PLAN distribution and service fees for the sale of their shares and for administrative and shareholder services in an aggregate amount of up to 0.25% of their average daily net assets. These fees are an ongoing expense and over time will increase the cost of your investment and may cost you more than other types of sales charges.

HOW TO BUY SHARES

IN GENERAL
     You may make an initial purchase of shares of the fund by mail, by wire, or through any authorized securities dealer. Shares of the fund may be purchased on any day on which the New York Stock Exchange is open for business. A completed and signed application is required for each new account you open with the fund regardless of how you choose to make your initial purchase. The fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted.

INVESTMENT MINIMUMS
                                     INSTITUTIONAL CLASS      RETAIL CLASS
                                     -------------------      ------------
     Initial Investment                    $100,000              $2,500*
     Subsequent Investment                 $ 10,000              $  100

-------------

* For Uniform Gift to Minor (UGMA) accounts and eligible retirement accounts, the minimum initial investment for Retail Class shares is $250.

     THE FUND MAY WAIVE THESE MINIMUMS AT ITS DISCRETION.

BY MAIL
     You may purchase shares of the fund by mailing the completed application, with your check(s) or money order(s) made payable to the particular fund(s) in which you have chosen to invest, to the fund's transfer agent, PFPC, Inc., Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA 19406-0448.

BY WIRE
     You may also purchase shares of the fund by wiring your investment to the fund's wire bank account with the fund's custodian. Please call the adviser toll free at 1-800-223-3332 to receive instructions as to how and where to wire your investment. Please remember to return your completed application to the transfer agent, as described above.

THROUGH AN AUTHORIZED
BROKER-DEALER
     Broker-dealers approved by the adviser are authorized to sell you shares of the fund. You may also obtain copies of the application from any such authorized securities dealer. Shares purchased through securities dealers may be subject to transaction fees, no part of which will be received by the fund or the adviser.

AUTOMATIC INVESTMENT PLAN
     The Automatic Investment Plan is a convenient way for you to purchase a fixed dollar amount of shares at regular intervals selected by you. Through the plan, you may automatically transfer funds (minimum of $50 per transaction per fund) from your designated bank account on a monthly or quarterly basis.

GOOD ORDER
     Orders to buy shares are not considered received until received "in good order." If your purchase is cancelled due to nonpayment or because your check does not clear (and as a result, your account must be redeemed), you will be responsible for any loss incurred by the funds.

HOW TO EXCHANGE SHARES

IN GENERAL
     You may exchange shares of the fund for shares of any other WPG Mutual Fund provided that all accounts are identically registered. Shares exchanged will be valued at their respective net asset values next determined after the receipt of a proper exchange request. Exchange requests may be delayed up to 15 days for shares purchased by check. Please call the adviser at 1-800-223-3332 to request a copy of the prospectus for the WPG Mutual Funds. You should read that prospectus carefully before requesting an exchange.

     BY TELEPHONE You may authorize telephone exchanges by marking the appropriate boxes on your account application and providing the information requested in the application. To exchange shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the fund is open. Telephone exchange requests made after 4:00 p.m. Eastern time will not be accepted. The fund may use identification procedures, such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests, to confirm that a telephone exchange request is genuine. The fund reserves the right to refuse any request made by telephone and may limit the amount involved or the numbers of telephone requests made by any shareholder. (Such exchange requests may, however, be made in writing in accordance with procedures described below.) During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

     The telephone exchange privilege is not available with respect to (i) shares for which certificates have been issued or (ii) redemptions for accounts requiring supporting legal documents.

BY MAIL
     When making a written exchange request, please provide:

     --   Name of the fund
     --   Account number
     --   Class of shares
     --   Dollar amount or number of shares to exchange
     --   Signature of each owner exactly as account is registered
     -- Your share certificates, if any, properly endorsed or with proper powers of attorney
     -- Medallion signature guarantees, if the account in the fund whose shares are being purchased will not be identically registered
     --   Any other documentation required by the transfer agent or adviser

OTHER INFORMATION ABOUT EXCHANGES
     No sales charge or other fee is imposed on exchanges, except you will be charged a redemption fee on any shares redeemed within 6 months after the date that they were purchased. An exchange involves a redemption of the shares exchanged and may therefore result in a tax liability for you. Unless waived by the fund, you must satisfy the initial and subsequent minimum investment for each fund you are exchanging into.

HOW TO REDEEM SHARES

IN GENERAL
     Subject to the restrictions outlined below, you may redeem all or any part of your shares in the fund at a price equal to the net asset value next computed following receipt and acceptance of your redemption request by the transfer agent or other fund agent. A redemption is a taxable transaction that may result in a tax liability for you.

     Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the fund or its agents. If you wish to have your redemption proceeds wired to your checking or bank account, you may so elect. Currently, the transfer agent charges a fee for wire transfers.

     The fund cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

BY TELEPHONE
     You may authorize telephone redemptions by marking the appropriate boxes on your account application and providing the information requested in the application. To redeem shares by telephone, simply call 1-800-223-2332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the fund is open. Telephone redemption requests made after 4:00 p.m. Eastern time will not be accepted.

     The telephone redemption privilege is not available with respect to (i) redemptions in excess of $50,000 during any 30-day period, (ii) accounts that are registered jointly or requiring supporting legal documents, or
     (iii) shares for which certificates have been issued. Proceeds from telephone redemptions will be mailed by check payable to the shareholder of record to the address of record, or wired to the bank as directed, on the account application.

BY MAIL
     Unless you are redeeming through an authorized broker-dealer, you must submit a written request in "proper form" directly to PFPC, Inc.,
     Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA
     19406-0448.

THROUGH AN AUTHORIZED BROKER-DEALER
     You may transmit your redemption request to the fund through an authorized broker-dealer. The broker-dealer may charge you a transaction fee for this service.

PROPER FORM
     To be in proper form, your redemption request must include:

     --   Name of the fund
     --   Account number
     --   Class of shares
     --   Dollar amount or number of shares to redeem
     --   Signature of each owner exactly as account is registered
     -- Your share certificates, if any, properly endorsed or with proper powers of attorney
     -- Medallion signature guarantees, if your proceeds are being sent to an address or person other than those listed on the account registration, or if you are redeeming shares represented by certificates
     -- Any other documentation required by the transfer agent or adviser (generally required for redemptions by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans)

     If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

SYSTEMATIC WITHDRAWAL PLAN
     The systematic withdrawal plan allows you to establish automatic monthly or quarterly transfers of a fixed amount ($50 or more) from your account(s) in the fund(s) to you or your designated bank account. You must have a minimum balance of $15,000 in a fund account to use this feature.

REDEMPTION FEE
     You will be charged a redemption fee equal to 2% of the amount redeemed on any redemption of shares effected within 6 months after the date on which you purchased the shares. Unless you otherwise specify on your redemption request, the fund assumes that shares you have held the longest are redeemed first in order to minimize the redemption fee.

OTHER SHAREHOLDER SERVICE INFORMATION

SHAREHOLDER INQUIRIES
     If you have any questions about the fund or the shareholder services described below, please call the fund at 1-800-223-3332. Written inquiries should be sent to PFPC, Inc., Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA 19406-0448.

     The fund may amend the shareholder services described in this prospectus or change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may discontinue any service you select, provided that with respect to the automatic investment and systematic withdrawal plans, the fund's transfer agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

CONFIRMATIONS, SHAREHOLDER
STATEMENTS AND REPORTS
     Each time you buy or sell shares you will receive a confirmation statement for that transaction. In addition, following each distribution from your fund, you will receive a shareholder statement reflecting any reinvestment of a dividend or distribution in shares of the fund, including your current share balance with the fund. The fund will also send you shareholder reports no less frequently than semi-annually. You also will receive year-end tax information about your account(s) with the fund.

MINIMUM ACCOUNT SIZE
     Due to the relatively high cost of maintaining smaller accounts, the fund may redeem shares in any account if, as the result of redemptions, the value of that account drops below $100 for Retail Class shares or $15,000 for the Institutional Class shares. You will be allowed at least 60 days, after written notice by the fund, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

EXCESSIVE TRADING
     To protect shareholders, the fund has adopted a trading policy limiting the number of exchanges and purchase/redemption transactions (as described below) by any one shareholder account (or group of accounts under common management) to a total of six such transactions per year. This trading policy applies to: (i) exchanges into or out of the fund or any other WPG Mutual Fund (other than between certain fixed income funds), and (ii) any pair of transactions involving a purchase of shares of any one WPG Mutual Fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. If you violate this policy, your future purchases of, or exchanges into, the fund or other WPG Mutual Funds may be permanently refused. This trading policy does not prohibit you from redeeming shares of the fund. The fund may waive the trading policy in its discretion.

MEDALLION SIGNATURE
GUARANTEES
     When the fund requires a signature guarantee, it must be a "medallion" signature guarantee. A "medallion" signature guarantee may be obtained from a bank, broker-dealer or other financial institution that participates in the following "medallion" programs recognized by the Securities Transfer
     Association: Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Any other signature guarantees will not be accepted. Medallion signature guarantees cannot be obtained from a notary public.

SHARE PRICE AND OTHER SHAREHOLDER INFORMATION

HOW SHARES OF THE FUND ARE VALUED
     The fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, every day the Exchange is open for regular trading. The net asset value per share, calculated as described below, is effective for all orders received in good order (as previously described) by the fund or its agents prior to the close of regular trading on the Exchange for that day. Orders received by the fund or its agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed. The Exchange is generally open Monday through Friday except for most national holidays.

     The fund's net asset value (NAV) per share is determined by adding the value of all securities, cash and other assets of the fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the fund. For purposes of calculating the fund's NAV, securities (other than certain money market instruments) are valued primarily based on market quotations. If market quotations are not available, then the fair value of the securities is determined by a valuation committee appointed by the Board of Trustees. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the values of foreign securities owned by the fund could change on a day when you cannot buy or sell shares of the fund. When the value of securities in the fund's portfolio have been materially affected by events occurring after the close of a foreign securities exchange, the fund may price those securities at fair value. Use of fair value to price securities may result in valuing those securities higher or lower than another fund that uses market quotations to price the same securities. The fund may use pricing services to value bonds and other fixed income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.

SHARE CERTIFICATES
     The fund will not issue share certificates.

DELIVERY OF PROSPECTUS AND SHAREHOLDER REPORTS
     With your express consent or your implied consent upon written notice, the fund may elect to send prospectuses and shareholder reports on a "household" basis. This means that the fund may send only one copy of a prospectus or annual report to all members of a household that fund shareholders. If at any time you wish to revoke your consent to this practice, you may do so by contacting WPG, either orally or in writing, in the manner described above under "Shareholder Inquiries." The fund will begin sending you individual copies of any prospectus or shareholder report it delivers 30 days after receiving your revocation.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
     The fund normally pays dividends and distributes capital gains, if any, as follows:

                         INCOME DIVIDEND       CAPITAL GAIN    DISTRIBUTIONS ARE
          FUND            DISTRIBUTIONS       DISTRIBUTIONS      PRIMARILY FROM
          ----            -------------       -------------      --------------
     WPG EuroNet Fund       Annually            Annually         Capital gain

     The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid federal tax. Unless you instruct otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. The fund's distributions and dividends, whether received in cash or reinvested in additional fund shares, may be subject to federal and/or state income tax. You do not pay a sales charge on reinvested distributions or dividends.

TAXES
     In general, share transactions are taxed as follows:

     TRANSACTION                             FEDERAL INCOME TAX STATUS
     -----------                             -------------------------
     Redemption or exchange of shares        Usually capital gain or loss;
                                             long-term only if shares owned
                                             more than one year

     Long-term capital gain distributions    Long-term capital gain
     Short-term capital gain distributions   Ordinary income
     Dividends                               Ordinary income

     Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

     After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends (other than exempt-interest dividends), and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the fund and your receipt of dividends, distributions or redemption proceeds.

                               WEISS, PECK & GREER
                                  MUTUAL FUNDS






FOR MORE INFORMATION

If you want more information about the WPG EuroNet Fund, the following documents are available upon request:

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated into this prospectus by reference.


------------------------------------------- ----------
    Investment Company Act file number      811-4404
------------------------------------------- ----------

HOW TO OBTAIN THIS INFORMATION

You may get free copies of the fund's shareholder reports and the SAI by contacting the fund at:

  Address:        WPG Mutual Funds
                  c/o PFPC, Inc.
                  P.O. Box 60448
                  King of Prussia, PA 19406-0448

  Telephone:      1-800-223-3332

You can review the fund's shareholder reports, prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of these documents for free from the SEC's website at HTTP://WWW.SEC.GOV, or for a duplicating fee by writing, calling or e-mailing:

   Address:   Public Reference Room
              Securities and Exchange Commission
              Washington, D.C. 20549-6009

   Telephone:  1-800-733-0330

   E-mail:      publicinfo@sec.gov






IF SOMEONE MAKES A STATEMENT THAT IS NOT IN THIS PROSPECTUS ABOUT THE FUND, YOU SHOULD NOT RELY UPON THAT INFORMATION. NEITHER THE FUND NOR ITS DISTRIBUTOR IS OFFERING TO SELL SHARES OF THE FUND TO ANY PERSON TO WHOM THE FUND MAY NOT LAWFULLY SELL ITS SHARES.

The information in this statement of additional information is not complete and may be changed. The fund may not sell these securities until the registration statement, which has been filed with the Securities and Exchange Commission, is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                    SUBJECT TO COMPLETION: DATED MAY 5, 2000

                                WPG EURONET FUND
                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                 (800) 223-3332

                       STATEMENT OF ADDITIONAL INFORMATION

                                __________, 2000

         This Statement of Additional Information (SAI) is not a prospectus, but expands upon and supplements the information contained in the prospectus dated _________, 2000, as amended and/or supplemented from time to time, of WPG EuroNet Fund.

         This Statement of Additional Information should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. Investors can obtain free copies of reports and the prospectus by contacting the fund at the phone number above.

THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

The Fund's Investment Objective, Policies And Techniques.....................1
Investment Restrictions.....................................................17
Advisory, Subadvisory And Administrative Services...........................19
Trustees And Officers.......................................................26
Compensation Of Trustees And Officers.......................................28
Redemption Of Shares........................................................31
Net Asset Value.............................................................32
Investor Services...........................................................33
Dividends, Distributions And Tax Status.....................................35
Portfolio Brokerage.........................................................41
Portfolio Turnover..........................................................45
Organization................................................................45
Custodian...................................................................46
Transfer Agent..............................................................47
Legal Counsel...............................................................47
Independent Auditors........................................................47
Calculation Of Performance Data.............................................47
Appendix A.................................................................A-1
Appendix B.................................................................B-1

                              THE FUND'S INVESTMENT
                             OBJECTIVE, POLICIES AND
                                   TECHNIQUES

         Weiss, Peck & Greer, L.L.C. ("WPG") serves as the fund's investment adviser and administrator. Robeco Institutional Asset Management US Inc. ("RIAM") serves as the fund's investment subadviser. WPG and RIAM are referred to herein together as the "Adviser."

         The fund is a series of Weiss, Peck & Greer Funds Trust (the "Trust"), a diversified, open-end, management investment company. The investment objective, policies and restrictions of the fund may be changed or altered by the Board of Trustees of the Trust (the "Board") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which the fund may invest and certain other investment policies are further described in the prospectus. There can be no assurance that the fund's investment objective will be achieved.

         The fund's investment objective is long-term capital growth. Under normal conditions the fund will invest at least 65% of its assets in non-U.S. dollar denominated and U.S. dollar denominated common stocks and other securities of "European Companies" engaged in "Internet-related businesses" as these terms are described in the prospectus. The fund may also invest to a lesser extent in securities of European Companies domiciled in Eastern European countries or emerging European markets. The fund may invest a portion of its assets in fixed income securities.

         The Appendix to this SAI contains a description of the quality categories of corporate bonds in which the fund may invest and a Glossary describing some of the fund's investments.

         REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Subject to its investment restrictions and policies, the fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which the fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the fund. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the fund together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to the fund's respective limitation on investments in illiquid securities.

         Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest. The fund will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the fund. The fund will maintain a segregated account with the Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

         In addition to the risk of the seller's default or a decline in value of the underlying security, the fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within the control of that fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that the fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the fund acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

         The fund may enter into reverse repurchase agreements with banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, the fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller. The fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         In connection with entering into reverse repurchase agreements, the fund will segregate U.S. Government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.

         FOREIGN SECURITIES

         The fund invests primarily in securities of foreign issuers. Investment in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investment in U.S. issuers.

         Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Although fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, the fund will endeavor to achieve the most favorable net results on their foreign portfolio transactions.

         There is generally less government supervision and regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In some foreign transactions there may be a greater risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign custodian. The U.S. dollar value of foreign securities will be favorably or adversely affected by exchange rate fluctuations between the dollar and the applicable foreign currency. The fund will incur costs in converting foreign currencies into U.S. dollars.

         INVESTING IN EMERGING MARKETS

         The fund may invest in countries with emerging economies or securities markets.

         MARKET CHARACTERISTICS. Debt securities of most emerging markets issuers may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

         Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of the fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability of the fund to the purchaser.

         Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         ECONOMIC, POLITICAL AND SOCIAL FACTORS. Emerging markets may be subject to a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

         RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the fund.

         EURODOLLAR AND YANKEE DOLLAR INVESTMENTS

         The fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

         DEPOSITORY RECEIPTS

         With respect to certain foreign securities, the fund may purchase depository receipts of all kinds, including American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) and International Depository Receipts (IDRs). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs, GDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, and evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (OTC) market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. OTC markets and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent the fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

         RISK CONSIDERATIONS OF MEDIUM GRADE SECURITIES

         Obligations in the lowest investment grade (I.E., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the fund should continue to hold the security.

         RISK CONSIDERATIONS OF LOWER RATED SECURITIES

         The fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's or B by Standard & Poor's (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severally disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

         High yield fixed income securities (commonly known as "junk bonds") are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

         The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by the fund defaulted, the fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the fund's net asset value, to the extent it holds such securities.

         High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of the fund's assets, to the extent it holds such fixed income securities.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and the fund's assets and on the fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

         New laws and proposed new laws may have an impact on the market for high yield securities. For example, legislation requiring federally-insured savings and loan associations to divest their investments in high yield securities could have an adverse effect on the fund's net asset value and investment practices, to the extent it holds such securities.

         Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the fund can meet redemption requests.

         FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

         The fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The fund will not enter into such transactions for the purpose of leverage.

         When-issued purchases and forward commitments enable the fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the fund's net asset value starting on the date of the agreement to purchase the securities, and the fund is subject to the rights and risks of ownership of the securities on that date. The fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the fund may agree to a longer settlement period.

         The fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the fund may dispose of or renegotiate a commitment after it is entered into. The fund also may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. The fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

         When the fund purchases securities on a when-issued or forward commitment basis, the fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the fund's purchase commitments. These procedures are designed to ensure that the fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

         LOANS OF PORTFOLIO SECURITIES

         Subject to its investment restrictions, the fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange, Inc. give the fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

         At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

         OPTIONS ON SECURITIES AND SECURITIES INDICES

         The fund currently does not intend to purchase or sell options on securities, indices or currencies for speculative purposes.

         WRITING COVERED OPTIONS. The fund may write covered call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. In addition, the fund may write call and put options on currencies. The fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of the fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by the fund obligates the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         All call and put options written by the fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, may be quoted or denominated in any currency, in a segregated account noted on the fund's records or maintained by the fund's custodian with a value at least equal to the fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

         The fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. The fund may also cover call and put options on a securities index by using the other methods described above.

         PURCHASING OPTIONS. The fund may purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and the fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased. In addition, the fund may purchase put and call options on currencies.

         The fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

         The fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         Transactions by the fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The fund may write covered put and call options and purchase put and call options on foreign currencies to seek to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

         A call option written by the fund obligates the fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the fund obligates the fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

         The fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

         The fund may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the fund are denominated or quoted. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

         The fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of the fund's portfolio securities due to currency exchange rate fluctuations. The fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

         RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. Although the fund may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual fund which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the securities index at prices which may not reflect current market values or exchange rates; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500 Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by the fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices, interest rates or currency exchange rates are incorrect, the fund's investment results may have been better without the hedge transactions.

         There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, the fund's ability to enter such options will be subject to the fund's limitation on investments on illiquid securities.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The fund currently does not intend to enter into futures transactions for speculative purposes.

         To seek to increase total return (although the fund currently does not intend to do so) or to hedge against changes in interest rates, securities prices, currency exchange rates, the fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies (in the case of the International Fund) and any other financial instruments and indices. The fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

         FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. The fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy.

         Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

         OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. (As previously stated, the fund currently does not intend to enter into futures transactions to seek to increase total return.) The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or securities or instruments which it expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxation."

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices, interest rates or currency exchange rates are incorrect, the fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

         Perfect correlation between the fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the fund's portfolio are various futures on Eurodollars, U.S. Government securities, securities indices and foreign currencies.

         FORWARD FOREIGN CURRENCY TRANSACTIONS

         The fund may to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The fund is permitted to enter into forward contracts under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         Although the fund has no current intention to do so, the fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

         The fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the fund into such currency. If the fund engages in an offsetting transaction, the fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

         The fund's transactions in forward contracts will be limited to those described above. Of course, the fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the fund will not do so unless deemed appropriate by the Adviser.

         When entering into a forward contract, the fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the fund's total assets committed to the consummation of forward currency exchange contracts which require the fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the fund on a daily basis so that the value of the segregated securities will equal the amount of the fund's commitments with respect to such contracts.

         This method of protecting the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         While the fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to the risk of foreign exchange loss.

         Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price.

         The fund's foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

         CONVERTIBLE SECURITIES AND PREFERRED STOCKS

         The fund may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the fund may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to the fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.

         STRUCTURED OR HYBRID NOTES

         The fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark market while fixing the maximum loss that the fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal.

         In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the volatility of the fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the fund's limitation on investments in illiquid securities.

         U.S. GOVERNMENT SECURITIES

         U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (E.G., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (E.G. Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (E.G., Fannie Mae discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (E.G. securities of each of the Federal Home Loan Banks). Such guarantees of U.S. Government securities held by the fund do not, however, guarantee the market value of the shares of the fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

         RESTRICTED AND ILLIQUID SECURITIES

         The fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the 1933 Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, the fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain stripped mortgage-backed securities (SMBS), municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the fund's portfolio securities. The Board, however, retains sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Board will carefully monitor the fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

         The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

         OTHER INVESTMENT COMPANIES

         The fund, subject to authorization by its Board, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, the fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the fund's investment objectives, policies and restrictions. The ability of the fund to convert to the so-called master-feeder fund structure has been approved by the fund's shareholders. The Board does not intend to authorize investing in this manner at this time.

         The fund may also invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the fund.

         MARKET CHANGES

         The market value of the fund's investments, and thus the fund's net asset values, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         PORTFOLIO TURNOVER

         The fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the fund and the fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders.

                             INVESTMENT RESTRICTIONS

         The fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the fund. As defined in the 1940 Act and as used in the prospectus and this SAI, "a majority of the outstanding voting securities" of the fund, means the lesser of (1) 67% of the shares of the fund present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the fund. So long as these fundamental restrictions are in effect, the fund may not:

1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares of beneficial interests in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

2. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
         (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

3. Underwrite the securities of other issuers, except to the extent that, in connection with the deposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers fund that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund, as a result of the ownership of securities.

5. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interest, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

         The fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as the fund.

         In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amendedby action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the fund may not:

         (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

         (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         (d) Invest more than 15% of its net assets in securities which are illiquid.

         (e) Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

         Except with respect to each fund's fundamental investment restriction regarding borrowing, any investment limitation of the fund that is expressed as a percentage is determined at the time of investment by the fund. An increase or decrease in the fund's net asset value or a company's market capitalization subsequent to the fund's initial investment will not affect the fund's compliance with the percentage limitation or the company's status as small, medium or large cap. From time to time, the adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the prospectus. Similarly, an issuer's credit quality is determined only at the time of the last investment by the fund in securities of that issuer. If a change occurs in an issuer's credit quality subsequent to a fund's investment, the adviser will consider what action to take with respect to that security. Under the 1940 Act, the fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe.

                            ADVISORY, SUBADVISORY AND
                             ADMINISTRATIVE SERVICES

         INVESTMENT ADVISER

         Weiss, Peck & Greer, L.L.C. ("WPG"), One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to the fund.

         WPG is an indirect, wholly-owned subsidiary of Robeco. Robeco is the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group fund.

         The Robeco Group is the fund management group. Robeco Nederland advises and manages investment fund, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which fund include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional fund. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S. investment advisers, in addition to being the parent company of WPG.

         The Robeco Group, through its subsidiaries, has approximately 2,500 employees worldwide. Of the approximately $110 billion in assets under management at December 31, 1999, approximately $18 billion was managed in the United States.

         The fund's Board, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the fund or WPG (the "non-Interested Trustees"), approved the fund's current investment advisory agreement (the "Advisory Agreement") at a meeting held on April 19, 2000.

         Pursuant to the Advisory Agreement, WPG (together with RIAM, as described below) regularly provides the fund with investment research, advice and supervision and furnishes continuously an investment program for the fund consistent with the investment objectives and policies of the fund. WPG determines from time to time what securities shall be purchased for the fund, what securities shall be held or sold by the fund and what portion of the fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, WPG places orders for the investment and reinvestment of fund assets. (See "Portfolio Brokerage.")

         For its investment advisory services under the Advisory Agreement, WPG receives an annual fee, payable monthly, which varies in accordance with the average daily net assets of the fund under the management of WPG. The advisory fee is accrued daily and will be prorated if WPG shall not have acted as the fund's investment adviser during any entire monthly period.

         Under the Advisory Agreement the fund pays to WPG management fees at the rate of 1.50% of average daily net assets. WPG has voluntarily agreed to waive the fund's management fee and to reimburse the fund's other expenses to the extent necessary to limit the fund's total expenses for Institutional Class shares to 3.00% average daily net assets. WPG may not discontinue or modify this cap without the approval of the fund's trustees.

         The Advisory Agreement provides that WPG will not be liable for any loss sustained by the fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of WPG, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by WPG of its duties or by reason of WPG's reckless disregard of its obligations and duties thereunder.

         The Advisory Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable fund and by a vote of the majority of the non-Interested Trustees of the fund. The Advisory Agreement's continuance after its initial two-year term must be approved annually by a majority vote of the Board or by a vote of the holders of a "majority of the outstanding voting securities" of the fund, but in either event it also must be approved by a vote of a majority of the non-Interested Trustees of the fund, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment.

         As of December 31, 1999, WPG had capital of approximately $145 million. WPG has approximately 300 full-time employees. As of December 31, 1999, WPG and its affiliates had assets under management of approximately $18 billion, primarily for institutions and high net worth individuals.

         Roger J. Weiss is a Senior Managing Director of WPG, Chairman of the Board and Trustees of the trust. Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Director of WPG. Ronald M. Hoffner is a Managing Director of WPG, and Executive Vice President and Treasurer of the trust. Joseph J. Reardon is a Senior Vice President of WPG and a Vice President and Secretary of the trust. Steven M. Pires is an Assistant Manager of WPG and Assistant Vice President of the trust. Laurence Zuriff is a Managing Director of WPG and a Vice President of the fund. Arjen J. W. Jongma is a Portfolio Manager of RIAM and a Vice President of the fund.

         The persons responsible for the day-to-day management of the fund's portfolio are listed in the prospectus. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in the fund's investment decisions and all of the Managing Directors in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

         In the management of the fund and their other accounts, WPG and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the fund are concerned. However, it is the judgment of the Board that the desirability of continuing the fund's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

         SUBADVISER

         Robeco Institutional Asset Management US Inc. ("RIAM") serves as the investment subadviser to the fund. RIAM, which is headquartered at One New York Plaza, New York, New York 10004, is an affiliate of WPG and an indirect wholly owned subsidiary of WPG's parent company, Robeco. The ownership of Robeco is described above under "Investment Adviser." RIAM serves as the fund's subadviser pursuant to an investment subadvisory agreement among WPG, RIAM and the fund (the "Subadvisory Agreement"). The Subadvisory Agreement was approved by the fund's Board, including a majority or the non-Interested Trustees, at a meeting held on April 19, 2000.

         Under the Subadvisory Agreement, RIAM, subject to the supervision of, and jointly with, WPG, is responsible for the selection and management of all of the fund's portfolio investments. RIAM regularly provides the fund with advice concerning the investment management of the fund's portfolio, in accordance with the fund's investment objectives and policies. RIAM determines what securities shall be purchased or held or sold for the fund subject always to the provisions of the fund's Declaration of Trust and By-laws and the 1940 Act, and to the investment objectives, policies and restrictions of the fund, including such policies, procedures and instructions as the Board of Trustees may from time to time establish and deliver to RIAM. In return for these services, WPG pays RIAM a quarterly subadvisory fee equal on an annual basis to 40% of the advisory fee paid by the fund to WPG. In the event that the amount payable to WPG is reduced, the amount payable by WPG to RIAM will be likewise reduced by a proportionate amount. The fund has no responsibility to pay RIAM's fees and pays only WPG's advisory fees.

         In connection with providing investment subadvisory services to the fund, in addition to using its own personnel, RIAM utilizes the services of certain personnel ("Shared Personnel") of Robeco Nederland, B.V. ("RN BV") and Robeco Institutional Asset Management, B.V. ("RIAM BV"). When providing investment advisory services to the fund, the Shared Personnel act solely in their capacity as associated persons of RIAM. RIAM also uses certain administrative services of RN BV and RIAM BV, including data processing and related recordkeeping services, and client report preparation services. RN BV and RIAM BV are both located at Coolsingel 120, 3011 AG Rotterdam, The Netherlands.

         The Subadvisory Agreement provides that RIAM is not liable for any loss sustained by the fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance by RIAM of its duties or by reason of RIAM's reckless disregard of its obligations and duties thereunder.

         ADMINISTRATOR

         WPG, in its capacity as administrator to the fund, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for the fund under an administration agreement (the "Administration Agreement"). More specifically, these obligations pursuant to the Administration Agreement include, subject to the general supervision of the Board, (a) providing supervision of all aspects of the fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the fund), (b) providing the fund, to the extent not provided pursuant to its custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the fund's expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities, (d) providing the fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the fund's records other than those maintained pursuant to such agreements or the Advisory Agreement, and (f) providing to the fund transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

         For its services under the Administration Agreement, WPG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of 0.09% of the fund's average daily net assets. The Trustees review the rate at which the administration fees are paid at least annually and may change the rate of compensation without shareholder approval.

         The Administration Agreement provides that WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the Agreements relate, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties or from the reckless disregard by WPG of its obligations and duties thereunder. The Administration Agreement's continuance must be approved annually by a majority vote of the Board and may be terminated without penalty, by either party, upon not more than 60 days' written notice.

         PRINCIPAL UNDERWRITER

         Provident Distributors, Inc., a subsidiary of PFPC, Inc., (formerly First Data Distributors, Inc.), Four Falls Corporate Center, Suite 600, West Conshohocken, Pennsylvania 19428-2961 (the Underwriter") serves as the principal underwriter in connection with the continuous offering of shares of the fund pursuant to an Underwriting Agreement with the Trust dated August, 1998. The Underwriting Agreement's continuance after its initial two-year term must be approved annually by the Trustees, including a majority of the non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Trustees at a meeting held on April 19, 2000. As the fund's principal underwriter, the Underwriter performs certain services related to the distribution of shares of the fund to the public.

         The Underwriter bears all expenses in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives to any investment dealers and financial firms for distribution related services. To the extent not borne by the Retail Class shares of the fund under its Administration and Services Plan, the Underwriter also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. WPG, and not the fund, bears the fees charged by the Underwriter. The fund bears, among other things, the cost of registering its shares under federal, state and foreign securities law.

         EXPENSES

         With respect to the fund, the fund pays: (i) fees and expenses of any investment adviser or administrator of the fund; (ii) organization expenses of the fund; (iii) fees and expenses incurred by the fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of the Adviser's employees rendering legal services to the fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the fund; (x) the expenses of and fees for registering or qualifying shares of the fund for sale and of maintaining the registration of the fund and registering the fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the fund who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the fund insofar as they govern agreements with any such custodian;
(xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business.

         The fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution-related shareholder servicing) for the benefit of fund shareholders who are the beneficial owners of fund shares held in nominee form with the third parties. The fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the fund's assets for which such entities perform such services. To the extent that the fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent.

         The fund's Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

         In an attempt to avoid any potential conflict with portfolio transactions for the fund, WPG and the fund have adopted a Code of Ethics in accordance of the 1940 Act. The Code contains extensive restrictions on personal securities trading by personnel of WPG and its affiliates and others who normally come into possession of information regarding the fund's portfolio transactions. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the fund and its shareholders come before those of the Adviser and its employees. The Code is on file with, and available from, the SEC.

         ADMINISTRATION AND SERVICE PLAN FOR RETAIL CLASS SHARES

         Under the administration and service plans of the fund (the "Plan") the fund, with respect to its Retail Class Shares may enter into contracts ("Servicing Agreements") with banks (other than the Custodian), trust companies, broker-dealers (other than WPG) or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services ("Services") on behalf of the fund. The Board of the fund and Funds Trust, including a majority of the non-Interested Trustees, approved the current Plan at a meeting held on April 19, 2000.

         A Service Organization will receive a fee payable by the fund in respect of shares held by or through such Service Organization for its customers for Services performed pursuant to the Plan and the Servicing Agreement. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees of the fund; provided, however, that the aggregate annual fees to be paid to all Service Organizations and the fund's expenses under the Plans will not exceed 0.25% of the fund's average daily net assets per year. Neither the Custodian nor WPG will be a Service Organization or receive fees for Services.

         Rule 12b-1 (the "Rule") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees to be paid to certain Service Organizations, in some cases, could be deemed to be payment of distribution expenses, and because the fund bears the expense of preparing, printing and distributing the prospectus and Statement of Additional Information, the Board has adopted the Plan with respect to Retail Class shares of the fund and will enter into Service Agreements pursuant thereto. In adopting the Plan, the Board concluded that there is a reasonable likelihood that the Plan will benefit the fund and its respective shareholders by the provision of the services described above. Specifically, the Board determined that the Plan may increase the assets of the fund which may reduce the fund's expense ratio, reduce securities transaction costs, reduce the advisory fee rates, prevent untimely disposition of portfolio securities to meet redemption requests and increase the diversification of the fund's investments.

         The Plan permits, among other things, the payments to Service Organizations and the reimbursement by the fund, as well as the payment by the fund, of the costs of preparing, printing and distributing prospectuses and statements of additional information for prospective and existing shareholders and of implementing and operating the Plan as described above. A report of the amounts so expended, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the fund may bear for distribution pursuant to its Plan without shareholder approval and that the other material amendments of the Plan must be approved by the Trustees, and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Service Agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-Interested Trustees of Funds Trust has been committed to the discretion of the non-Interested Trustees of Funds Trust. The Plan is subject to annual approval, by the Board and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in any of such Service Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

         The Plan is terminable at any time by a vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements or by vote of the holders of a "majority of the outstanding voting securities" of the fund. Any Service Agreement will be terminable without penalty, at any time, by vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the applicable Plan or in any of the related Service Agreements, or upon not more than 60 days' written notice to the Service Organization by vote of the holders of a majority of the outstanding voting securities of the fund. Each Service Agreement will terminate automatically in the event of its assignment.

         The fund may engage banks to perform administrative and shareholder servicing functions. Judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers pursuant to state law.

                              TRUSTEES AND OFFICERS

         The Board has responsibility for management of the business of the fund. The executive officers of the fund are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers of the fund. Unless otherwise noted, each individual serves in the capacity indicated with the fund. Trustees and executive officers deemed to be "interested persons" of the fund for purposes of the 1940 Act are indicated by an asterisk (*). Each of the non-Interested Trustees is a member of the fund's Audit Committee and Special Nominating Committee.



NAME AND ADDRESS AND                             PRINCIPAL OCCUPATIONS
DATE OF BIRTH             POSITION(S) HELD       DURING PAST FIVE YEARS
-------------             ----------------       ----------------------

Roger J. Weiss*           Chairman of the        Senior Management Director, WPG; Chairman of the Board and
One New York Plaza        Board and Trustee;     Trustee, RWB/WPG U.S. Large Stock Fund and Tomorrow Funds
New York, NY  10004       President              Retirement Trust; Executive Vice President and Director,
                                                 WPG Advisers, Inc.
4/29/39

Raymond R. Herrmann, Jr.  Trustee                Chairman of the Board, Sunbelt Beverage Corporation
654 Madison Avenue                               (distributor of wines and liquors); Former Vice Chairman
Suite 1400                                       and Director, McKesson Corporation (U.S. distributor of
New York, NY  10017                              drugs and health care products, wine and spirits); Life
                                                 Member, Board of Overseers of Cornell Medical College;
9/11/20                                          Member of Board and Executive committee, Sky Ranch for
                                                 Boys; Member, Evaluation Advisory Board, Biotechnology
                                                 Investments, Ltd.; Trustee, RWB/WPG U.S. Large Stock Fund
                                                 and Tomorrow Funds Retirement Trust

Lawrence J. Israel        Trustee                Private Investor; Director and Trustee of the Tour
200 Broadway, Suite 249                          Infirmary; Member of the Intercollegiate Athletics
New Orleans, LA  70018                           Committee of the Administrators of the Tulane Educational
                                                 Fund; Trustee, RWB/WPG U.S. Large Stock Fund and Tomorrow
12/13/34                                         Funds Retirement Trust

Graham E. Jones           Trustee                Senior Vice President, BGK Realty Inc., since 1995;
330 Garfield Street,                             Financial Manager, Practice Management Systems (Medical
Suite 200                                        Services Company); Director, the Malaysia Fund; Director,
Santa Fe, NM  87501                              twelve closed-end fund managed by Morgan Stanley Asset
                                                 Management; Trustee, various investment companies managed
1/3/33                                           by Morgan Grenfell Capital Management, Inc. and Morgan
                                                 Grenfell Investment Services, Ltd., since 1993; Trustee,
                                                 RWB/WPG U.S. Large Stock Fund and Tomorrow Funds
                                                 Retirement Trust

William B. Ross           Trustee                Financial Consultant; Former Senior vice President,
2733 E. Newton Avenue                            Mortgage Guaranty Insurance Corporation (mortgage credit
Shorewood, WI  53211                             insurer); Former Senior vice President, MGIC Investment
                                                 Corporation (financial services holding company); Trustee,
8/22/27                                          RWB/WPG U.S. Large Stock Fund



                                      -26-


NAME AND ADDRESS AND                             PRINCIPAL OCCUPATIONS
DATE OF BIRTH             POSITION(S) HELD       DURING PAST FIVE YEARS
-------------             ----------------       ----------------------

Robert A. Straniere       Trustee                Member, New York State Assembly; Sole Proprietor,
182 Rose Avenue                                  Straniere Law Firm; Director, various Reich and Tang
Staten Island, NY  10306                         Funds; Trustee, RWB/WPG U.S. Large Stock Fund

3/28/41

Lawrence Zuriff*          Vice President         Managing Director, WPG; President, WPG Tudor Fund; Vice
One New York Plaza                               President, York Capital Management; Growth Equity Analyst,
New York, NY  10004                              Granite Capital prior thereto

4/16/51

Arjen J. W. Jongma*       Vice President         Portfolio Manager, RIAM and Robeco Group N.V.
One New York Plaza
New York, NY  10004

3/23/67

Ronald M. Hoffner*        Executive Vice         Managing Director, WPG
One New York Plaza        President and
New York, NY  10004       Treasurer

10/06/50

Joseph J. Reardon*        Vice President and     Senior Vice President, Mutual Fund Operations, WPG; Vice
One New York Plaza        Secretary              President, Tomorrow Funds Retirement Trust
New York, NY  10004

4/4/60

Steven M.  Pires*         Assistant Vice         Assistant Manager, Mutual Fund Operations, Weiss, Peck &
One New York Plaza        President              Greer L.L.C.  since February 1999.   Assistant Vice
New York, NY  10004                              President Smith Barney Asset Management 1996-1999 Senior
                                                 Accountant, United Continental Corp.  1992-1996
9/12/56

Therese Hogan             Assistant Secretary    Manager, State Regulation, First Data Investor Services
PFPC, Inc.                1994                   Group, Inc. since June Senior Legal Assistant, Palmer &
53 State Street                                  Dodge prior thereto
Boston, MA  02109

2/27/62


                      COMPENSATION OF TRUSTEES AND OFFICERS

         The fund pays no compensation to its Trustees affiliated with the Adviser or to its officers. None of the Trustees or officers have engaged in any financial transactions with any fund or with the Adviser during the past fiscal year (other than the purchase and redemption of fund shares) and except that certain Trustees and officers who are managing directors or directors of the Adviser may, from time to time, purchase and sell ownership interests in the Adviser.

                           AGGREGATE COMPENSATION FROM

                                              PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                                            BENEFITS ACCRUED AS PART      THE FUNDS AND OTHER
NAME OF TRUSTEE             EURONET FUND*      OF FUNDS' EXPENSES         FUNDS IN COMPLEX**
---------------             ------------       ------------------         -----------------
Roger J.  Weiss                   0                  $0                           $0
Raymond R.  Herrmann, Jr.                             0                       29,000
Lawrence J.  Israel                                   0                       29,000
Graham E.  Jones                                      0                       29,000
Paul Meek***                      0                   0                       21,500
William B.  Ross                                      0                       21,500
Robert A.  Straniere                                  0                       21,500

---------------

*   Estimated for fiscal year ending December 31, 2000

** Compensation for other funds is for the calendar year ended December 31, 1999. As of that date, there were 12 mutual funds in the Weiss, Peck & Greer group of fund (including the Tomorrow Funds) that publicly offered their shares.

***Effective October 31, 1999, Mr. Meek is no longer a Trustee of the WPG Funds.



         BENEFICIAL OWNERSHIP


                   SHARES (PERCENTAGE OF OUTSTANDING) HELD BY
                   ------------------------------------------

                                                                            WPG ADVISORY
                                                                         ACCOUNTS IN WHICH
                  TRUSTEES AND OFFICERS               WPG ADVISORY         WPG DISCLAIMS
FUND                  (AS A GROUP)          WPG         ACCOUNTS(1)     Beneficial OWNERSHIP
----                  ------------          ---         ---------       --------------------
EuroNet Fund              N/A*              N/A*          N/A*                N/A*


---------------

* Not applicable because the fund is newly organized.

(1) WPG Advisory Accounts are advisory accounts over which WPG or its affiliates have discretionary investment authority and/or discretionary authority to vote the securities held in such accounts.

         CERTAIN SHAREHOLDERS

         Because the fund is newly organized, information regarding shareholders of the fund that directly or indirectly own, control or hold with power to vote 5% or more of the outstanding voting securities (i.e., shares) of the fund, is not yet available.

         HOW TO PURCHASE SHARES

(SEE "HOW TO PURCHASE SHARES" IN THE PROSPECTUS.)

         The offering of shares of the fund is continuous. The fund may terminate the continuous offering of its shares and may refuse to accept any purchase order at any time at the discretion of its Trustees. Shares of the fund may be purchased from the fund directly by an investor or may be purchased on behalf of an investor by WPG or another broker-dealer or, by a Service Organization. An investor directly purchasing the fund's shares should complete and execute the subscription form included with the prospectus in accordance with the instructions in the prospectus. Investors purchasing the fund's shares through WPG, another broker-dealer or a Service Organization should contact WPG, the broker-dealer or the Service Organization, as appropriate, directly by mail or by telephone for appropriate instructions.

         In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the fund within the customary time period for settlement then in effect after the acceptance of the order by the fund, the order is subject to cancellation and the purchaser will be liable to the fund for any loss suffered as a result of such cancellation. To recoup such loss the fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

         The purchaser of the fund's shares pays no sales load or underwriting commission with respect to an investment in the fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service. Service Organizations may receive fees for certain administrative services which they perform for the fund and may also charge their customers fees for automatic investment, redemption or other services provided to the customers. Information concerning services and customer charges will be provided by the particular Service Organization to any customer who must authorize the purchase of the fund's shares prior to such purchase.

         Shares of the fund may be transferred upon delivery to the Transfer Agent of appropriate written instructions which clearly identify the account and the number of shares to be transferred. Such instructions must be signed by the registered owner and must be accompanied by certificates for the shares, if any, which are being transferred, duly endorsed, or with an executed stock power. No signature guarantee will be required on a transfer request if the proceeds of the transfer are requested to be made payable to the shareholder of record and sent to the record address of such shareholder. Otherwise, the signature on the letter of instructions and the share certificates or the stock power must be guaranteed, and otherwise be in good order for purposes of transfer. The fund is not bound to record any transfer until all required documents have been received by the Transfer Agent.

         Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the fund's Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency.

         In addition to the Transfer Agent, the fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by the fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

         LIMITS ON FUND SHARE TRANSACTIONS

         In order to reduce the investment performance effect of excessive shareholder trading in shares of the Weiss, Peck & Greer Equity Funds (as defined below) and to minimize the fund's transaction expenses, WPG has adopted a policy of limiting the number of shareholder exchange and purchase/redemption transactions by any one account (or group of accounts under common management) involving Weiss, Peck & Greer Equity Funds ("Equity Share Transactions"), to a total of six such transactions per calendar year, computed on a multi-fund basis. Equity Share Transactions subject to this limit are: (a) exchanges into or out of any Weiss, Peck & Greer Equity Fund; and (b) any pair of transactions involving a purchase followed by a redemption for offsetting or substantially similar amounts, in any one Weiss, Peck & Greer Equity Fund.

         The "Weiss, Peck & Greer Equity Funds" currently include WPG Tudor Fund, WPG Growth and Income Fund, Weiss, Peck & Greer International Fund, WPG Quantitative Equity Fund and WPG EuroNet Fund. This limit does not apply to any transactions solely among or solely involving WPG Core Bond Fund, WPG Government Money Market Fund, WPG Tax Free Money Market Fund and the WPG Intermediate Municipal Bond Fund.

         If the transaction activity in any account or group of accounts under common management exceeds this limit, the fund may, at its discretion, refuse additional purchase orders, or the purchase portion of additional exchange orders, as the case may be, with respect to such account or group of accounts for the remainder of the calendar year. Redemption orders will not be refused.

         "IN-KIND" PURCHASES

         The shares of the fund may be purchased, in whole or in part, by delivering to the fund securities that (a) meet the investment objective and policies of that fund, (b) have readily available market prices and quotations,
(c) are liquid securities not restricted as to transfer and (d) are otherwise acceptable to the Adviser and the fund, which reserve the right to reject all or any part of the securities offered in exchange for shares of such fund. An investor who wishes to make an "in-kind" purchase should furnish to the fund a list with a full and exact description of all of the securities which he proposes to deliver. The market value of securities accepted in exchange must be at least equal to the initial or additional purchase minimum. The fund will specify those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. See "Net Asset Value." The number of full and fractional fund shares having a net asset value (as next determined following receipt of the securities) equal to the value of the securities delivered by the investor will be issued to the investor, less any applicable stock transfer taxes. The fund will acquire such securities for investment purposes only and not for immediate resale. The exchange of securities by the investor for shares of the fund is a taxable transaction that may result in recognition of gain or loss on the securities so exchanged for federal, state and local income tax purposes. Investors should consult their own tax advisers in light of their particular tax situations.

                              REDEMPTION OF SHARES

(SEE "HOW TO REDEEM SHARES" IN THE PROSPECTUS.")

         Any shareholder of the fund is entitled to require the fund to redeem all or part of his shares. It is suggested that all redemption requests be sent by certified mail, return receipt requested. Investors whose shares are purchased through their accounts at WPG, a broker-dealer or a Service Organization may redeem all or a part of their shares in accordance with instructions pertaining to such accounts. It is the responsibility of WPG, the broker-dealer or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures detailed in the prospectus.

         The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by PFPC, Inc. (the "Transfer Agent") or the fund. Redemptions are taxable transactions for shareholders who are subject to tax. There is no redemption charge imposed by any fund with respect to the redemption of shares. Redemption requests which are not in proper form will be returned to the shareholder for correction. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. The Transfer Agent will reject redemption requests unless checks (including certified checks or cashier's checks) received for shares purchased have cleared (which may take up to fifteen days). To prevent such rejection, an investor may contact the fund or the Transfer Agent to arrange for payment for shares in cash or another form of immediately available fund.

         The redemption price may be paid in cash or portfolio securities, at the fund's discretion. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the officers of the affected fund deem fair and reasonable.

         Payment for redeemed shares normally will be made after receipt by the Transfer Agent of a written request for redemption in proper form as more fully described in the prospectus. Normally redemption proceeds are paid by check and mailed to the shareholder of record. Shareholders may elect to have payments wired to their bank, unless their bank cannot receive federal reserve wires. (Please contact the fund for further information on wire charges.) Such payment may be postponed, and the right of redemption suspended during any period when:
(a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

                                 NET ASSET VALUE

(SEE "HOW SHARES OF THE FUND ARE VALUED" IN THE PROSPECTUS.)

         The net asset value of the fund is determined once daily, Monday through Friday (when the NYSE is open for regular trading) on each day (other than a day during which no shares of the fund were tendered for redemption and no order to purchase or sell shares of the fund was received) in which there is a sufficient degree of trading in the fund's portfolio securities that the current net asset value of the fund's shares might be materially affected. Such determination is made as of the close of regular trading on the NYSE, normally 4:00 P.M. New York City time. The net asset value per share is calculated by dividing the value of the fund's securities, cash and other assets (including dividends accrued but not collected) less all of its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. All expenses of the fund are accrued daily and taken into account for the purpose of determining the net asset value. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December 25).

         The public offering price of the fund's shares is the net asset value per share next determined after receipt of an order. Orders for shares which have been received by the fund or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

         Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by the fund's custodian to be representative of fair levels at times prior to the close of trading on the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the fund's calculation of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment may be made.

         In determining the net asset value of the fund, securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the fund's Valuation Committee as authorized by the Board.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

         For purposes of determining the net asset value of the fund's shares, options transactions will be treated as follows: When the fund sells an option, an amount equal to the premium received by that fund will be included in that fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that fund enters into a closing purchase transaction, the fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by the fund is exercised, that fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                                INVESTOR SERVICES

         The fund offers a variety of services, as described in Appendix B and in the sections that follow, designed to meet the needs of its shareholders. The costs of providing such services are borne by the fund, except as otherwise specified below. Further information on each service is set forth in the prospectus under the caption "Shareholder Services."

         AUTOMATIC REINVESTMENT PLAN

         For the convenience of the fund's shareholders and to permit shareholders to increase their shareholdings in the fund, the fund's Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the fund. The fund or Transfer Agent may also terminate such agency agreement, and the fund have the right to appoint a successor Transfer Agent.

         EXCHANGE PRIVILEGE

         Shares of the fund may be exchanged by mail for shares of any other Weiss, Peck & Greer mutual fund at their relative net asset values. Shareholders may exchange shares by telephone or telegram once the Telephone Authorization Section of the account application has been completed and filed with the Transfer Agent and it has been accepted. To exchange shares by telephone, call 1-800-223-3222 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on any day that the fund is open for business. A current prospectus, which may be obtained from a fund, should be read in advance of any investment in any fund. For tax purposes, an exchange involves a redemption of shares, which is a taxable transaction for shareholders who are subject to tax. Signatures on the written authorization to exchange by telephone or telegram must be guaranteed in the same manner as set forth under "How to Purchase Shares." However, for exchanges by mail, no guarantee is required if the exchange is being made into an identically registered account. The exchange privilege is available only in those jurisdictions where shares of the funds may be legally sold. When establishing a new account by an exchange, the value of the shares redeemed must meet the minimum initial investment requirement of the funds involved. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made. Exchange requests will not be accepted for shares purchased by check until such check clears which could be up to 15 days from the date that the shares were purchased. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

         This service is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the fund. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders. See "How To Redeem Shares --Excessive Trading" in the prospectus and "How To Purchase Shares --Limits On Fund Share Transactions" above for limitations on exchanges and trading in the fund's shares.

         AUTOMATIC INVESTMENT PLAN

         The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in shares of the fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the fund's Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

         If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the fund's Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the fund's Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

         SWEEP PROGRAM

         Shares may be purchased through a sweep program under which fund in a customer's private account with WPG are automatically invested in shares of the WPG Government Money Market Fund or the WPG Tax Free Money Market Fund. Under this program, fund deposited in a private account with WPG usually are invested daily in the customer's account with the WPG Government Money Market Fund or the WPG Tax Free Money Market Fund. The fund expects that WPG will transmit orders for the purchase of the fund's shares on the same day that fund are swept from the private account. The Sweep Program is serviced by WPG's outside service bureau, ADP, in connection with the fund's Custodian. An account statement will be generated through WPG.

         SYSTEMATIC WITHDRAWAL PLAN

         Redemption of shares for such purposes may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and liquidation of shares pursuant to this Plan is a redemption, which is a taxable transaction for shareholders who are subject to tax.

         Withdrawals at the same time as regular purchases of the fund's shares ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of funds, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the fund may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                          DIVIDENDS, DISTRIBUTIONS AND
                                   TAX STATUS

         The fund is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes its taxable and tax-exempt net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. The fund intends to elect and to qualify and be treated as a regulated investment company for each taxable year.

         Qualification of the fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of the sum of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the fund to qualify as a regulated investment company but is taxed to the fund if it is not distributed); and (c) the fund diversifies its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.

         The fund intends to distribute at least annually to its shareholders all or substantially all of its taxable income (if any) (including net realized capital gains) and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for the fund which invests in foreign securities to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, the fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year the fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

         The fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that the fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the fund paid no federal income tax. The fund has distribution policies that should generally enable it to avoid liability for this tax.

         Net investment income for the fund is the fund's investment income less its expenses. Dividends from taxable net investment income, certain net realized foreign currency gains, and the excess, if any, of net short-term capital gain over net long-term capital loss of the fund will be taxed to shareholders as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for federal income tax purposes. Dividends, including capital gain dividends, declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year in which they are declared. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. expiration date(s) for the fund:

         Long-term capital gains of the fund are taxable to shareholders as long-term capital gains if they are either distributed in the form of capital gain dividends or retained by the fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction, which is described below. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such long-term capital gains as capital gains, will be able to claim his share of federal income taxes paid by the fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his fund shares by the difference between his pro rata share of such gains and his tax credit.

         Each year, the fund will notify shareholders of the tax status of its dividends and distributions. Distributions of interest income exempt for federal income tax purposes may also be exempt under the tax laws of certain states or localities if derived from obligations of such states or localities. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by the fund.

         A portion of the dividends from the fund may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the fund, which is derived from dividends of U.S. domestic corporations with respect to shares held by the fund that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. The fund does not expect to have any significant investment in U.S. domestic corporations. The dividends-received deduction for corporations will be reduced to the extent the shares of the fund with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction.

         Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., The portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the fund to its corporate shareholders constitutes extraordinary dividends, such shareholders' basis in their shares will be reduced, and to the extent such basis would be reduced below zero, current recognition of income may be required.

         The excess, if any, of a corporation's "adjusted current earnings" over its "alternative minimum taxable income" includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction, which may increase its alternative minimum tax liability.

         If you invest in the fund, you should know that many states and local taxing authorities allow an exemption from state or local income tax for distributions derived from interest received by the fund from direct obligations of the U.S. Government, such as U.S. Treasury obligations, or an exemption from intangible property taxes based on the extent of the fund's investment in such direct U.S. Government obligations. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by the fund. You may wish to consult your tax adviser concerning the possible existence of such an exemption in the states and localities where you pay tax.

         Dividends, including capital gain dividends, paid by the fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they will be subject to federal income tax as described above, except for exempt-interest dividends (as defined below). Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

         Distributions from the fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive cash.

         All dividends and capital gain dividends, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest, including exempt-interest dividends. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences to the shareholder and are also subject to these reporting requirements.

         Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by the fund will be subject to tax under section 1234 of the Code. In general, no loss is recognized by the fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., Long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the fund's holding period for the option, and in the case of an exercise of the option, on the fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, possibly requiring the recognition of gain in an appreciated substantially identical portfolio stock or security or causing an adjustment in the holding period of such a stock or security in the fund's portfolio. If the fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is generally treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by the fund is not a taxable transaction for the fund.

         Futures contracts, including certain foreign currency futures contracts, that are "regulated futures contracts," entered into by the fund and listed non-equity options written or purchased by the fund (including options on debt securities, options on futures contracts, options on securities indices, options on broad-based stock indices, and certain foreign currency options), will be governed by section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position (with the exceptions stated in the next paragraph) will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the fund's taxable year, all outstanding section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the fund's portfolio. Additionally, the fund may be required to recognize gain (which is subject to tax distribution requirements) if an option, future, forward contract, short sale or other transaction that is not marked to market under Section 1256 of the Code is treated as a constructive sale of an appreciated financial position in the fund's portfolio.

         Certain foreign currency forward contracts entered into by the fund may also be subject to section 1256 of the Code, which as described above generally requires that contracts governed by Section 1256 be marked to market (i.e., treated as if they were closed out at their closing price) on the last day of the fund's taxable year, with any resulting gain or loss taken into account for such year. Absent a tax election to the contrary that may be available for any such contract that is not part of a straddle, this mark to market gain or loss, as well as gain or loss from the actual closing out of or delivery under such a contract, will generally be treated as ordinary income or loss. Gain or loss from any foreign currency forward contracts, foreign currency futures contracts or foreign currency options that are not subject to Section 1256 will also generally be treated as ordinary income or loss.

         Certain tax rules governing foreign currency activities and foreign currency options, futures and forward contracts not directly related to the fund's principal business of investing in stock or securities could require that these activities be limited, under possible future Treasury regulations, in order to satisfy the 90% test described above.

         Positions of the fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the fund.

         Positions of the fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed non-equity option governed by Section 1256 which substantially diminishes the fund's risk of loss with respect to such debt security will be treated as a "mixed straddle."

         Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The fund will monitor its transactions in options, futures and forward contracts and may make certain tax elections in order to mitigate the operation of these rules.

         Foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than foreign currency options and futures contracts that are governed by Section 1256 of the Code and for which no election is made) are generally treated as ordinary income or loss under Section 988 of the Code.

         The tax rules applicable to options, futures, currency forward contracts, foreign currency transactions and constructive sales may affect the amount, timing and character of the fund's income and, consequently, its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, converting capital gain or loss into ordinary income or loss, and accelerating the fund's income or gains or deferring its losses. The federal income tax rules applicable to dollar rolls and certain structured or hybrid securities are not or may not be settled, and the fund may be required to account for these transactions or investments in a manner that, under certain circumstances, may limit the extent of its use of such transactions or investments.

         The fund's investment in zero coupon securities, capital appreciation bonds, or other securities having original issue discount (or market discount, if the fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market and constructive sale rules described above may also require the fund to recognize income or gains without a concurrent receipt of cash. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

         Investments in lower-rated securities, in which the fund may invest, may present special tax issues for the fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment companies and seek to avoid becoming subject to federal income or excise tax.

         The fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possible including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. However, the fund may not be eligible to pass through to shareholders these taxes and any associated foreign tax credits or deductions for foreign taxes paid by the fund that are not thus reduced or eliminated. To the extent not eligible, however, the fund may be entitled to deduct such taxes in computing its tax (if any).

         The fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as amounts distributed to them (in addition to the dividends and distributions they actually received), their pro rata portion of qualified taxes paid by the fund to foreign countries (not in excess of the fund's actual tax liability). Qualified taxes generally include only taxes that are treated as income taxes under united states tax principles and therefore would not include, for example, stamp taxes, securities transaction taxes, and similar taxes. The shareholders of the fund may claim a foreign tax credit or deduction by reason of the fund's election under Section 853 of the Code, if the fund makes such an election, which is permitted only if more than 50% of the value of the total assets of the fund at the close of its taxable year consists of stocks or securities of foreign corporations. The foreign tax credit or deduction available to shareholders is subject to the satisfaction of holding period requirements (applicable to the credit at both the fund and shareholder levels) and certain other requirements and limitations imposed under the Code. For instance, under
Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income increased by the shareholder's pro rata share of qualified foreign taxes paid by the fund if the fund makes the election permitted under Section 853. If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the fund that is deemed, under the Code, to be U.S.-Source income in the hands of the fund. This foreign tax credit limitation does not apply to individuals that meet certain requirements for an exemption, including the requirement that the amount of creditable foreign taxes not exceed $300 ($600 in the case of a joint return). This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. It should also be noted that, if the election is made, a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

         If the fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is distributed on a timely basis to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such tax and interest charges. Certain elections may be available to ameliorate these adverse tax consequences, but any such election could require the fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund that is permitted to acquire foreign investments may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisors for more information. See also Appendix B.

         All or a portion of a loss realized upon the redemption or other disposition of shares of the fund may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Exchanges and withdrawals under the Systematic Withdrawal Plan are treated as redemptions for federal income tax purposes. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of the shares of the fund is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

         The fund may be required to pay state taxes in states that have taxing jurisdiction, except to the extent an exemption may be available, but the fund does not anticipate that its state tax liabilities will be substantial.

         The foregoing discussion of U.S. Federal income tax law relates solely to the application of that law to U.S. Persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law. The discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the fund.

         This discussion of the federal income tax treatment of the fund and its shareholders is based on the federal income tax law in effect as of the date of this SAI. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

         It is the general policy of WPG and RIAM not to employ any broker in the purchase or sale of securities for the fund's portfolio unless the Adviser believes that the broker will obtain the best results for the fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.

         U.S. Government and debt securities are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the fund, where possible, deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the fund are prohibited from dealing with the fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the fund, including WPG and RIAM, may not serve as the fund's dealer in connection with such transactions. However, affiliated persons of the fund may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. The fund is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The commission rate on all U.S. exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the fund to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the fund or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that a broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...." Rule 17e-1 also requires the Board, including a majority of the non-Interested Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Board, including a majority of the non-Interested Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

         Pursuant to these procedures, commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if the fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the non-Interested Trustees not to be comparable to the fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the non-Interested Trustees, exceptions may be made. Since WPG, as investment adviser to the fund, is obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the fund are combined with orders for other clients advised by WPG and/or RIAM in order to obtain a more favorable commission rate. When the same security is purchased for two or more fund or accounts on the same day, the fund or account pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

         It is contemplated that the fund may employ brokers affiliated with RIAM, as primary brokers in agency transactions on non-U.S. securities exchanges. The above discussion regarding Rule 17e-1 and the procedures adopted by the Board to comply with the requirements thereof applies equally to exchange orders effected by such affiliates.

         In selecting brokers other than WPG (and brokers affiliated with RIAM) to effect transactions on securities exchanges, the fund consider the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When more than one firm is believed to meet the factors set forth in the first paragraph under this heading, preference may be given to firms that also sell shares of the respective fund. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if WPG or RIAM determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, WPG or RIAM may cause the fund to pay commissions to such broker in an amount greater than the amount another firm might charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to WPG or RIAM, as the case may be, (and their affiliates) in carrying out their decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory and subadvisory fees paid by the fund under the advisory and subadvisory agreements will not be reduced as a result of WPG's or RIAM's receipt of research services.

         Each year, WPG considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the fund, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by WPG and RIAM (and their affiliates) in servicing all of its accounts and not all such information may be used by WPG or RIAM in connection with the fund generating the brokerage credits. Nonetheless, the fund believe that such investment information provides the fund with benefits by supplementing the research otherwise available to WPG and RIAM.

         As set forth above, the fund employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as the fund) of which the member firm or its affiliate is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the fund are effected in compliance with these conditions.

         In certain instances there may be securities which are suitable for the fund's portfolio as well as for that of another fund or one or more of the other clients of WPG or RIAM. Investment decisions for the fund and for WPG's or RIAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the fund is concerned. The fund believe that over time its ability to participate in volume transactions will produce better executions for the fund.

         WPG and RIAM furnish to the fund at least quarterly statements setting forth the total amount of all compensation retained by them or their affiliates any associated person of it in connection with effecting transactions for the account of the fund, and the Board reviews and approve all fund portfolio transactions and the compensation received by WPG or RIAM in connection therewith.

                               PORTFOLIO TURNOVER

         In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the fund were to write a substantial number of options which are exercised, the portfolio turnover rate of the fund would increase. Increased portfolio turnover results in increased brokerage costs which the fund must pay and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

         The fund will trade its portfolio securities without regard to the length of time for which they have been held. To the extent that the fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the fund could be higher than most mutual funds.

                                  ORGANIZATION

         (See "How to Buy Shares," and "How to Redeem Shares" in the prospectus.)

         WPG EuroNet Fund is a separate investment portfolio of the Trust. The fund represents a separate series of shares in the Trust having different objectives, programs, policies, and restrictions. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts ("Massachusetts business trust") on September 11, 1985. Each share of beneficial interest represents an equal proportionate interest in the fund. Each share is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust, such as the election of Trustees and ratification of the selection of auditors. Shares of a particular fund vote separately on matters affecting only that fund, including approval of an investment advisory agreement for a particular fund and changes in fundamental policies or restrictions of a particular fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more portfolios.

         The fund currently issues two classes of shares, Institutional Class and Retail Class, each of which has equal rights with regard to voting, redemptions, dividends and distributions, except that each class bears separately certain class expenses and the Retail Class shares vote separately with respect to matters affecting the Plan.

         The Trust Declaration of Trust ("Declaration of Trust") was amended and restated on May 1, 1993 and further amended from time to time.

         Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Declarations of Trust, however, provide that fund shareholders shall not be subject to any personal liability for the acts or obligations of the fund and that every written obligation, contract, instrument or undertaking made by the fund may contain a provision to that effect. The Board intends to conduct the operations of the fund, with the advice of counsel, in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the fund.

         The Declarations of Trust further provides that no Trustee, officer, employee or agent of the fund is liable to the fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of the particular fund for satisfaction of claims arising in connection with the affairs of that fund. With the exceptions stated, the Declaration of Trust permits the Board to provide for the indemnification of Trustees, officers, employees or agents of the fund against all liability in connection with the affairs of the fund. All persons dealing with the fund must look solely to the property of that fund for the enforcement of any claims against that fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the fund. No fund is liable for the obligations of any other fund.

         Under the Declaration of Trust, the fund is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the fund will hold shareholders' meetings unless required by law or the Declaration of Trust. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on its Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of theTrust.

         Fund shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees. Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund (or class) as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the fund, fund shares are entitled to receive their proportionate share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the fund.

         Pursuant to the Declarations of Trust, the Board may create additional funds by establishing additional series of shares. The establishment of additional series would not affect the interests of current shareholders in the existing fund. Also pursuant to the Declarations of Trust, the Board may establish and issue additional classes of shares. Also pursuant to the Declarations of Trust, the Board may also authorize the fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

         Upon the initial purchase of shares, the shareholder agrees to be bound by the Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Office of the Secretary of State of The Commonwealth of Massachusetts in Boston, Massachusetts.

         Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

                                    CUSTODIAN

         The Custodian for the fund is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs accounting services, holds the assets of the fund and is responsible for calculating the net asset value per share. The custodian may appoint subcustodians from time to time to hold certain securities purchased by the fund in foreign countries and to hold cash and currencies for the fund.

                                 TRANSFER AGENT

         PFPC, Inc., P.O. Box60448, King of Prussia, PA 19406-0448 acts as transfer agent for the fund and in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                                  LEGAL COUNSEL

         Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to the fund.

                              INDEPENDENT AUDITORS

         KPMG LLP ("KPMG"), 345 Park Avenue, New York, New York 10154, serves as the fund's independent accountants and in that capacity audits the fund's annual financial statements.

                           CALCULATION OF PERFORMANCE
                                      DATA

         TOTAL RETURN

         The fund, may calculate current return for a twelve-month period by determining the "net change in value" of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the end of the base period, with the resulting return figure carried to the nearest hundredth of one percent. "Net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including long-term realized gains or losses and unrealized appreciation or depreciation) less applicable expenses of the fund.

         The average annual total return of the fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return of the fund for a period of one year is equal to the actual return of the fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Because the fund is newly organized, total return information for the fund not yet available.

GENERAL

         The fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Donaghues Money Fund Report, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Business Week, Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds, The New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.

         The fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Standard & Poor's Indices; (f) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual fund and repurchase agreements; and (g) historical investment data supplied by the research departments of various research and brokerage firms. In addition, the fund may from time to time advertise its performance relative to the following benchmark indices: Bloomberg European Internet Index.

         The composition of the investments in the above-referenced indices and the characteristics of the fund's benchmark investments are not identical to, and in some cases may be very different from, those of the fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the fund to calculate its performance figures.

         From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the fund), as well as the views of WPG as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to the fund.

         In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by WPG and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the WPG mutual fund that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include WPG's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

         In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, 7-day yield and 7-day effective yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of the fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The fund may also, at its discretion, from time to time make a list of its portfolio holdings available to investors upon request. Performance information of the fund may not provide a basis for comparison with other investments using a different method of calculating performance.

         Return for the fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns.

         FINANCIAL STATEMENTS

         Because the fund is newly organized, financial statements are not yet available.

                                   APPENDIX A

Description of Bond Ratings Moody's Investors Service, Inc.

AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of fund for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

         Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

         STANDARD & POOR'S RATINGS GROUP

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay interest or principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures.

BB: Debt rated BB has less near-term vulnerability to default that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A"+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay fund deposited with it, earning specified rates of interest over given periods.

Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                   APPENDIX B

         ADDITIONAL INVESTOR SERVICES

         PROTOTYPE RETIREMENT PLAN FOR EMPLOYERS AND SELF-EMPLOYED INDIVIDUALS

         Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares in the fund in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

         Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $30,000 or 25% of the participant's earned income (disregarding any compensation in excess of $160,000 (as adjusted by the IRS for inflation)). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in the fund's shares with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual fund advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

         All dividends and distributions received by the Retirement Plan's Custodian on the fund's shares held by the Plan's Custodian will be reinvested in the applicable fund's shares at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable fund's shares, and then in full fund shares (and cash in lieu of fractional shares).

         Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

         Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 1/2 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 1/2 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.

         It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the fund are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences. Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

         INDIVIDUAL RETIREMENT ACCOUNT

         Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code Section 401(a), Federal, state or local pension plan, an annuity plan described in Code
Section 403(a), an annuity contract or custodial account described in Code
Section 403(b), a simplified employee pension plan described in Code Section 408(k), or a trust described in Code Section 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible IRA contribution only if (i) the individual is not an active participant, or (ii) the individual has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). The phase-out ranges for deductibility are increased in years after 2000 until they reach $50,000 to $60,000 for single taxpayers for the year 2005 and thereafter and $80,000 to $100,000 for married taxpayers filing jointly for the years 2007 and thereafter. The phase-out range of $0 to $10,000 of AGI for an active participant, married and filing separately does not increase. An individual whose spouse is an active participant may still be able to make a deductible contribution if he or she is not an active participant, subject to a phase-out range of $150,000 to $160,000 of modified AGI if filing jointly. An individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $4,000 to IRAs for an individual and his or her spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has no earnings in a given year.

         Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 1/2 and must commence no later than the required beginning date (see discussion of Prototype Retirement Plans above). Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares held in IRA accounts are reinvested in full and fractional shares and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

         The fund has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of the fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.

         To establish an IRA for investment in the fund's shares, an investor must complete an application and a custodial agreement that includes IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing the fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the fund as an appropriate IRA investment vehicle.

         ROTH INDIVIDUAL RETIREMENT ACCOUNT

         Like the traditional IRA described above, a Roth Individual Retirement Account ("Roth IRA") is a program through which taxpayers may obtain certain income tax benefits for themselves. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, a Roth IRA is a tax-sheltered account and, if certain conditions are met, distributions from a Roth IRA will be tax free.

         Annual contributions to a Roth IRA must be in cash and (other than rollover or conversion contributions) when combined with contributions to both traditional IRAs and other Roth IRAs may not exceed the lesser of $2,000 or 100 percent of compensation. The $2,000 maximum amount is reduced and phased out for a single taxpayer with modified adjusted gross income (AGI) between $95,000 and $110,000, and for a husband and wife who file joint returns and have AGIs between $150,000 and $160,000. The $2,000 maximum is reduced and phased out for married taxpayers filing separately with AGIs between zero and $10,000.

         Participation in a Roth IRA contribution is not limited by participation in a retirement plan or program other than a traditional IRA, as discussed above. In addition, unlike traditional IRAs, contributions to a Roth IRA may be made after age 70 1/2 so long as the IRA owner has compensation and an AGI below the maximum thresholds discussed above.

         Provided that all of the applicable rollover rules are followed, a Roth IRA may be rolled over to another Roth IRA, or may receive rollover contributions from either a traditional IRA or Roth IRA.

         If AGI is less than $100,000, an individual may rollover (or convert) all or any portion of any existing traditional IRA into a Roth IRA. The conversion amount or the amount of the rollover from the traditional IRA to the Roth IRA is treated as a distribution for income tax purposes and is includible in gross income (except for any nondeductible contributions). Although the rollover amount is generally included in income, the 10 percent early distribution excise tax does not apply to rollovers or conversions from a traditional IRA to a Roth IRA.

         For a rollover of assets from a traditional IRA to a Roth IRA prior to January 1, 1999, the taxable amount of the distribution is included in gross income ratably over a four year period beginning with 1998.

         In limited circumstances, taxpayers who comply with certain tax law requirements may, before the due date (including extensions) for the filing of their annual tax return, elect to recharacterize a contribution made during the year to a Roth IRA as a contribution to a traditional IRA or vice versa.

         Qualified distributions from a Roth IRA are NOT includable in income. Qualified distributions are distributions made AFTER the five taxable year period beginning with the first taxable year for which a contribution (or conversion from a traditional IRA) was made to the Roth IRA, and which is made after age 59 1/2, death, disability, or for first-time home buyer expenses.

         SIMPLIFIED EMPLOYEE PENSION PLAN

         A simplified employee pension (a "SEP") allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and, for certain SEPs established prior to 1997, may permit the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a "SEP-IRA") to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $450 for 2000 (as indexed for inflation) in compensation in the tax year.

         An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $30,000, whichever is less.

         A SEP-IRA that is part of a SEP established before 1997 may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.

         In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $10,500 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer fund. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).

         Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in fund shares (or shares of other fund designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares. Since no fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

         Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of Prototype Retirement Plans, above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA, (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

         The fund has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the fund's shares as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

         To establish a SEP-IRA, an employer and employee should complete the Weiss, Peck & Greer IRA application materials, as well as IRS Form 5305-SEP. Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the fund and should be studied carefully by persons interested in utilizing the fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the fund as an appropriate SEP-IRA investment vehicle.

         SIMPLE RETIREMENT PLANS

         Effective for plan years after 1996, an employer may establish a SIMPLE retirement plan under new Section 408(p) of the Code. Under such plan, the employer may make contributions to individual retirement accounts established for each employee. Such individual retirement accounts must, by their terms, be limited to contributions under a SIMPLE retirement program. THE WEISS, PECK & GREER IRA IS NOT SO LIMITED AND MAY NOT BE USED TO FUND A SIMPLE RETIREMENT PROGRAM.

                         WEISS, PECK & GREER FUNDS TRUST

                            PART C. OTHER INFORMATION


Item 23. EXHIBITS.
         --------

(Exhibits previously filed are incorporated by reference to the filing containing such exhibit identified in the description of the exhibit.)

     (a)(1) Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant (previously filed with Post-Effective Amendment No. 22 on April 30, 1998).

     (a)(1) Certificate of Amendment dated October 28, 1993 to the Amended and Restated Declaration of Trust (previously filed with Post-Effective Amendment No. 22 on November 21, 1997).

     (a)(1) Certificate of Change in Name changing name of WPG Government Securities Fund to WPG Core Bond Fund (previously filed with Post-Effective Amendment No. 22 on November 21, 1997).

     (a)(2) Establishment and Designation of Series and Classes of Beneficial Interest of WPG EuroNet Fund (filed herewith).

     (b) By-Laws of Registrant (previously filed with the Post-Effective Amendment No. 22 on April 30, 1998).

     (c)    Not Applicable.

     (d)(1) Form of Investment Advisory Agreement between WPG Government Money Market Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).

     (d)(2) Form of Investment Advisory Agreement between WPG Tax Free Money Market Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).

     (d)(3) Form of Investment Advisory Agreement between WPG Core Bond Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).

     (d)(4) Form of Investment Advisory Agreement between WPG Quantitative Equity Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).

     (d)(5) Form of Investment Advisory Agreement between WPG Intermediate Municipal Bond Fund and Weiss, Peck & Greer, L.L.C. (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).

     (d)(6) Form of Investment Advisory Agreement between WPG EuroNet Fund and Weiss, Peck & Greer, L.L.C. (filed herewith).

     (d)(7) Form of Investment Subadvisory Agreement among Weiss, Peck & Greer, L.L.C., WPG EuroNet Fund and Robeco Institutional Asset Management US Inc. (filed herewith).

     (e)(1) Principal Underwriting Agreement (previously filed with Post-Effective Amendment No. 25 on February 26, 1999).

     (e)(2) Amendment to Principal Underwriting Agreement adding WPG EuroNet Fund (to be filed by amendment).

     (f)    Not applicable.

     (g) Custodian Agreement between the Registrant and Boston Safe Deposit and Trust Company dated March 20, 1989 (previously filed with Post-Effective Amendment No. 22 on April 30, 1998).

     (h)(1) Services Agreement between the Registrant and First Data Investor Services, Inc. (previously filed with Post-Effective Amendment No. 25 on February 26, 1999).

     (h)(2) Amendment to Services Agreement adding WPG EuroNet Fund (to be filed by amendment).

     (h)(3) Form of Administration Agreement between WPG EuroNet Fund and Weiss, Peck & Greer, L.L.C. (filed herewith).

     (i) Opinion and Consent of Hale and Dorr LLP (previously filed with Post-Effective Amendment No. 22 on April 30, 1998).

     (j)    Not Applicable.

     (k)    Not Applicable.

     (l)    Not Applicable.

     (m)(1) Administration and Service Plan of WPG Core Bond Fund (previously filed with Post-Effective Amendment No. 23 on June 12, 1998).

     (m)(2) Retail Class Administration and Service Plan of WPG EuroNet Fund (filed herewith).

     (n)    Rule 18f-3 Multiple Class Plan of WPG EuroNet Fund (filed herewith).

     (o)    Not Applicable.

     (p) Form of Code of Ethics (previously filed with Post-Effective Amendment No. 26 on April 28, 2000).

     (q) Powers of Attorney (previously filed with Post-Effective Amendment No. 26 on April 28, 2000).

Item 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
             -------------------------------------------------------------

             Not Applicable

Item 25.     INDEMNIFICATION.
             ---------------

             Reference is made to Article VIII of the Registrant's Declaration of Trust and Article V of the Registrant's By-Laws.

             Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940 (the "1940 Act") which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

             The Registrant understands that in the opinion of the Securities and Exchange Commission (the "Commission") an indemnification provision does not violate Section 17(h) of the 1940 Act if it precludes indemnification for any liability whether or not there is an adjudication of liability, arising by reason of disabling conduct. Reasonable and fair means for determining whether indemnification shall be made include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in
             Section 2(a)(19) of the 1940 Act nor parties to the preceding ("disinterested nonparty trustees"), or (b) an independent legal counsel in a written opinion.

             The Registrant further understands that in the Commission's view the dismissal of either a court action or an administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would provide reasonable assurance that he was not liable by reason of disabling conduct. A determination by the vote of a majority of a quorum of disinterested nonparty trustees would also provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

             The Registrant further understands that the Commission believes that an indemnification provision does not violate Section 17(h) of the 1940 Act simply because it requires or permits the Registrant to advance attorney's fees or other expenses incurred by its trustees, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the provision also requires at least one of the following as a condition to the advance: (1) the indemnitee shall provide security for his undertaking, (2) The Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested nonparty trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Registrant is also aware that the Commission believes that an improper indemnification payment or advance of legal expenses could constitute a breach of fiduciary duty involving personal misconduct under Section 36 of the 1940 Act or an unlawful and willful conversion of an investment company's assets under Section 37 of the 1940 Act.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction on the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.
             ----------------------------------------------------

             The business and other connections of the officers and directors of Weiss, Peck & Greer, L.L.C. are listed on the Form ADV of Weiss, Peck & Greer, L.L.C. as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.

Item 27.     PRINCIPAL UNDERWRITERS.
             ----------------------

             (a) PFPC, Inc. (formerly First Data Distributors, Inc.), the principal underwriter of shares of the Registrant (the "Principal Underwriter"), acts as principal underwriter to each investment company in the Weiss, Peck & Greer Group of Mutual Funds. These mutual funds include: Weiss, Peck & Greer International Fund; WPG Tudor Fund; WPG Growth and Income Fund; and Tomorrow Funds Retirement Trust.

             (b)  Directors and Officers of the Principal Underwriter:

             NAME AND PRINCIPAL    POSITIONS AND OFFICES   POSITIONS AND OFFICES
              BUSINESS ADDRESS        WITH UNDERWRITER        WITH REGISTRANT
              ----------------        ----------------        ---------------
             Robert Guillocheau           Director                  None
             4400 Computer Drive
             Westboro, MA
             Francis Koudelka             Director, President and   None
             4400 Computer Drive          Chief Executive Officer
             Westboro, MA
             Jack Kutner                  Director                  None
             4400 Computer Drive
             Westboro, MA
             Barbara Worthen              Director                  None
             4400 Computer Drive
             Westboro, MA
             Scott Hacker                 Vice President,           None
             4400 Computer Drive          Treasurer and Chief
             Westboro, MA                 Compliance Officer
             Bruno DiStefano              Vice President            None
             4400 Computer Drive
             Westboro, MA
             Sue Moscaritolo              Vice President            None
             4400 Computer Drive
             Westboro, MA
             Bernard Rothman              Vice President - Tax      None
             4400 Computer Drive
             Westboro, MA
             Christine Ritch              Chief Legal Officer and   None
             4400 Computer Drive          Clerk
             Westboro, MA
             Bradley Stearns              Assistant Clerk           None
             4400 Computer Drive
             Westboro, MA

             (c)  Not applicable.

Item 28.     LOCATION OF ACCOUNTS AND RECORDS.
             --------------------------------

             All account, books and other documents required to be maintained by
             Section 31(a) of the 1940 Act and the rules thereunder will be maintained (1) at the offices of the Registrant at One New York Plaza, New York, New York 10004 (2) at the offices of the Registrant's Custodian, Boston Safe Deposit and Trust Company, at One Boston Place, Boston, MA 02109 and (3) at the offices of the Registrant's Transfer Agent, PFPC, Inc., P.O. Box 60448, King of Prussia, PA 19406-0448.

Item 29.     MANAGEMENT SERVICES.
             -------------------

             Not applicable.

Item 30.     UNDERTAKINGS.
             ------------

             Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 4th day of May, 2000.

                                          WEISS, PECK & GREER FUNDS TRUST,
                                          on behalf of its series,
                                          WPG EURONET FUND


                                          /S/RONALD M. HOFFNER
                                          --------------------
                                          Ronald M. Hoffner
                                          Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                           DATE
---------                        -----                           ----


/S/ROGER J. WEISS          Chairman of the Board               May 4, 2000
-----------------
Roger J. Weiss             (Principal Executive Officer)
                            and Trustee



/S/RONALD M. HOFFNER       Executive Vice President and       May 4, 2000
--------------------
Ronald M. Hoffner          Treasurer (Principal Financial
                           and Accounting Officer)

SIGNATURE                            TITLE                       DATE
---------                            -----                       ----

RAYMOND R. HERRMANN, JR.*            Trustee                  May 4, 2000
---------------------------
Raymond R. Herrmann, Jr.

LAWRENCE J. ISRAEL *                 Trustee                  May 4, 2000
---------------------------
Lawrence J. Israel

GRAHAM E. JONES *                    Trustee                  May 4, 2000
---------------------------
Graham E. Jones

WILLIAM B. ROSS*                     Trustee                  May 4, 2000
---------------------------
William B. Ross

ROBERT A. STRANIERE *                Trustee                  May 4, 2000
---------------------------
Robert A. Straniere


*By: /S/RONALD M. HOFFNER                                     May 4, 2000
    ---------------------
      Ronald M. Hoffner
      Attorney-in-Fact

                                  EXHIBIT INDEX


         The following exhibits are filed as part of this Registration
Statement.


EXHIBIT           DESCRIPTION

  (a)(2) Establishment and Designation of Series and Classes of Beneficial Interest of WPG EuroNet Fund

  (d)(6) Form of Investment Advisory Agreement between WPG EuroNet Fund and Weiss, Peck & Greer, L.L.C.

  (d)(7) Form of Investment Subadvisory Agreement among Weiss, Peck & Greer, L.L.C., WPG EuroNet Fund and Robeco Institutional Asset Management US Inc.

  (h)(3) Form of Administration Agreement between WPG EuroNet Fund and Weiss, Peck & Greer, L.L.C.

  (m)(2)     Retail Class Administration and Service Plan of WPG EuroNet Fund

  (n)        Rule 18f-3 Multiple Class Plan of WPG EuroNet Fund